UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Semi-Annual Report
May 31, 2026

LMP
CAPITAL AND INCOME
FUND INC. (SCD)

If you need assistance accessing this content, please reach out to your sales representative or send an email to accessibility@franklintempleton.com.

Managed Distribution Policy: The Fund’s Board of Directors (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.1200 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objective
The Fund’s investment objective is total return with an emphasis on income.

The Fund may invest in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.
What’s inside

LMP Capital and Income Fund Inc.

II

Letter from the president

Dear Shareholder,
We are pleased to provide the semi-annual report of LMP Capital and Income Fund Inc. for the six-month reporting period ended May 31, 2026. Please read on for Fund performance information during the Fund’s reporting period.
Special shareholder notices
Effective May 1, 2026, the named portfolio management team responsible for the day-to-day oversight of the Fund is as follows: from ClearBridge, Peter Vanderlee, Patrick McElroy; from Western Asset, Michael Buchanan, Ryan Brist, Christopher Kilpatrick, Mark Lindbloom and Walter Kilcullen.
Effective September 30, 2026, Christopher Kilpatrick will no longer be a member of the portfolio management team of the Fund.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
June 30, 2026

III
LMP Capital and Income Fund Inc.

Performance review
For the six months ended May 31, 2026, LMP Capital and Income Fund Inc. returned 9.18% based on its net asset value (NAV)i and 9.65% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Indexii and the S&P 500 Indexiii, returned 0.23% and 11.34%, respectively, for the same period. The Fund’s Composite Indexiv returned 7.48% over the same time frame.
The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the six-month period, the Fund made distributions to shareholders totaling $0.72 per share. As of May 31, 2026, the Fund estimates that 11% of the distributions were sourced from net investment income and 89% from realized capital gains.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2026. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2026 (unaudited)
Price Per Share	6-Month Total Return**
$17.27 (NAV)	9.18%†
$15.49 (Market Price)	9.65%‡
All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
*
These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.
LMP Capital and Income Fund Inc.

IV

Performance review (cont’d)
Looking for additional information?
The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Jane Trust, CFA
President and Chief Executive Officer
June 30, 2026
RISKS: The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks such as stock market and equity securities risk, MLP risk, fixed income securities risk, foreign investments risk, market events risk and portfolio management risk. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy related MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. MLP distributions are not guaranteed and there is no assurance that all such distributions will be tax deferred. Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political, social, and economic conditions. These risks are

V
LMP Capital and Income Fund Inc.

magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Distributions are not guaranteed and are subject to change. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the shares of common stock outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Bloomberg U.S. Aggregate Index is comprised of investment-grade, U.S. dollar-denominated government, corporate, and mortgage- and asset-backed issues having at least one year to maturity.
iii
The S&P 500 Index features 500 leading U.S. publicly traded companies, with a primary emphasis on market capitalization.
iv
The Composite Index reflects the blended rate of return of the following underlying indices: 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Index.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
LMP Capital and Income Fund Inc.

VI

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Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of May 31, 2026
As of November 30, 2025
16.9
17.9
14.6
12.0
11.1
14.1
10.5
7.5
9.0
7.8
8.9
8.3
6.5
7.8
5.5
6.0
4.7
4.6
3.4
3.6
3.3
4.8
1.9
1.0
1.8
1.7
0.1
0.1
0.0
1.5
1.8
1.3
Information technology
Industrials
Financials
Energy
Real estate
Master limited partnerships
Health care
Consumer staples
Communication services
Corporate bonds & notes
Utilities
Materials
Consumer discretionary
U.S. government & agency obligations
Investments in underlying funds
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2026, and November 30, 2025. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited)
May 31, 2026
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 101.3%
Communication Services — 6.0%
Interactive Media & Services — 4.5%
Alphabet Inc., Class A Shares	33,277	$12,656,574 (a)
Meta Platforms Inc., Class A Shares	8,023	5,074,628
Total Interactive Media & Services		17,731,202
Wireless Telecommunication Services — 1.5%
T-Mobile US Inc.	31,837	5,970,393 (a)

Total Communication Services		23,701,595
Consumer Discretionary — 2.3%
Household Durables — 1.5%
Lennar Corp., Class A Shares	67,208	6,033,934 (a)
Specialty Retail — 0.8%
Home Depot Inc.	9,506	3,014,733

Total Consumer Discretionary		9,048,667
Consumer Staples — 6.9%
Beverages — 1.4%
Coca-Cola Co.	71,754	5,669,284 (a)
Consumer Staples Distribution & Retail — 1.5%
Walmart Inc.	52,056	6,025,482 (a)
Household Products — 4.0%
Colgate-Palmolive Co.	89,051	8,026,167 (a)
Procter & Gamble Co.	52,851	7,587,289 (a)
Total Household Products		15,613,456

Total Consumer Staples		27,308,222
Energy — 13.2%
Oil, Gas & Consumable Fuels — 13.2%
Cheniere Energy Inc.	11,449	2,574,422
Enbridge Inc.	105,625	5,781,912 (a)
Kinder Morgan Inc.	221,911	6,896,994 (a)
ONEOK Inc.	90,575	7,602,865 (a)
Pembina Pipeline Corp.	127,391	5,930,051 (a)
SunocoCorp LLC	81,658	5,335,534 (a)
Targa Resources Corp.	20,358	5,192,715 (a)
Williams Cos. Inc.	184,209	13,150,681 (a)

Total Energy		52,465,174
Financials — 11.7%
Banks — 5.6%
Bank of America Corp.	129,907	6,703,201 (a)
Citigroup Inc.	52,984	6,670,686 (a)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Banks — continued
JPMorgan Chase & Co.	28,805	$8,621,624 (a)
Total Banks		21,995,511
Capital Markets — 3.6%
Ares Management Corp., Class A Shares	11,327	1,455,520
Blackstone Inc.	16,266	1,902,634
Charles Schwab Corp.	25,336	2,213,100 (a)
Goldman Sachs Group Inc.	2,665	2,733,117 (a)
Intercontinental Exchange Inc.	39,686	5,867,575 (a)
Total Capital Markets		14,171,946
Insurance — 1.3%
MetLife Inc.	61,852	5,114,542 (a)
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
AGNC Investment Corp.	469,976	4,892,450 (a)

Total Financials		46,174,449
Health Care — 8.2%
Biotechnology — 1.3%
AbbVie Inc.	11,960	2,603,931 (a)
Amgen Inc.	7,298	2,457,894
Total Biotechnology		5,061,825
Health Care Providers & Services — 1.3%
McKesson Corp.	7,157	5,313,643
Pharmaceuticals — 5.6%
Eli Lilly & Co.	2,888	3,191,240
Johnson & Johnson	24,204	5,453,887 (a)
Merck & Co. Inc.	56,499	6,707,561 (a)
Roche Holding AG, ADR	130,859	6,857,012
Total Pharmaceuticals		22,209,700

Total Health Care		32,585,168
Industrials — 13.6%
Aerospace & Defense — 2.9%
L3Harris Technologies Inc.	15,004	4,728,961 (a)
Lockheed Martin Corp.	5,605	2,973,172 (a)
Northrop Grumman Corp.	6,611	3,726,488
Total Aerospace & Defense		11,428,621
Electrical Equipment — 4.5%
Eaton Corp. PLC	21,507	8,615,704 (a)
Emerson Electric Co.	63,874	9,186,359 (a)
Total Electrical Equipment		17,802,063
Ground Transportation — 2.7%
Union Pacific Corp.	40,491	10,634,556 (a)
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2026
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Industrial Conglomerates — 2.0%
Honeywell International Inc.	33,080	$7,868,409 (a)
Machinery — 1.5%
Illinois Tool Works Inc.	24,120	5,964,394

Total Industrials		53,698,043
Information Technology — 21.4%
Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A Shares	48,328	7,189,273 (a)
Semiconductors & Semiconductor Equipment — 9.2%
ASML Holding NV, Registered Shares	3,807	6,139,777 (a)
Broadcom Inc.	18,568	8,295,626 (a)
Marvell Technology Inc.	25,953	5,320,365 (a)
Micron Technology Inc.	12,001	11,652,971
QUALCOMM Inc.	19,458	4,884,347 (a)
Total Semiconductors & Semiconductor Equipment		36,293,086
Software — 4.9%
Microsoft Corp.	30,065	13,536,466 (a)
Oracle Corp.	26,477	5,977,977 (a)
Total Software		19,514,443
Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	49,544	15,460,701 (a)
Western Digital Corp.	11,621	6,173,191
Total Technology Hardware, Storage & Peripherals		21,633,892

Total Information Technology		84,630,694
Materials — 2.4%
Chemicals — 0.6%
Sherwin-Williams Co.	7,234	2,197,978
Metals & Mining — 1.8%
Freeport-McMoRan Inc.	111,035	7,296,110 (a)

Total Materials		9,494,088
Real Estate — 11.4%
Industrial REITs — 1.5%
Prologis Inc.	41,046	5,888,869 (a)
Residential REITs — 3.6%
Equity LifeStyle Properties Inc.	120,540	7,445,756 (a)
Equity Residential	108,351	7,091,573 (a)
Total Residential REITs		14,537,329
Specialized REITs — 6.3%
American Tower Corp.	45,306	8,470,410 (a)
Digital Realty Trust Inc.	40,284	7,653,960 (a)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security		Shares	Value

Specialized REITs — continued
	Equinix Inc.	2,766	$2,954,199 (a)
	Public Storage	18,950	5,754,925
Total Specialized REITs			24,833,494

Total Real Estate			45,259,692
Utilities — 4.2%
Gas Utilities — 1.8%
	Atmos Energy Corp.	40,814	6,902,872 (a)
Multi-Utilities — 2.4%
	DTE Energy Co.	66,964	9,567,147 (a)

Total Utilities			16,470,019
Total Common Stocks (Cost — $299,808,454)			400,835,811
		Shares/Units
Master Limited Partnerships — 11.3%
Diversified Energy Infrastructure — 5.7%
	Energy Transfer LP	467,937	8,970,352 (a)
	Enterprise Products Partners LP	182,447	6,712,225 (a)
	Plains GP Holdings LP, Class A Shares	282,899	6,888,591 *(a)
Total Diversified Energy Infrastructure			22,571,168
Gathering/Processing — 0.6%
	Western Midstream Partners LP	56,000	2,400,720 (a)
Liquids Transportation & Storage — 0.9%
	Delek Logistics Partners LP	65,948	3,256,513 (a)
Oil/Refined Products — 2.1%
	CrossAmerica Partners LP	135,864	2,937,380 (a)
	MPLX LP	99,696	5,448,386 (a)
Total Oil/Refined Products			8,385,766
Petrochemicals — 2.0%
	Westlake Chemical Partners LP	348,827	7,998,603 (a)

Total Master Limited Partnerships (Cost — $17,425,304)			44,612,770
	Rate	Shares
Convertible Preferred Stocks — 7.2%
Consumer Discretionary — 2.7%
Building Products — 2.7%
QXO Inc.	4.750%	1,000	10,881,860 (b)(c)

Financials — 2.4%
Capital Markets — 1.1%
KKR & Co. Inc.	6.250%	100,590	4,200,638
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2026
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate		Shares	Value

Financial Services — 1.3%
Apollo Global Management Inc.	6.750%		78,666	$5,184,876

Total Financials				9,385,514
Industrials — 2.1%
Aerospace & Defense — 2.1%
Boeing Co.	6.000%		114,383	8,249,302

Total Convertible Preferred Stocks (Cost — $25,755,647)				28,516,676
		Maturity Date	Face Amount
Corporate Bonds & Notes — 4.3%
Communication Services — 0.6%
Diversified Telecommunication Services — 0.0%††
WULF Compute LLC, Senior Secured Notes	7.750%	10/15/30	$40,000	42,054 (d)
Entertainment — 0.3%
Discovery Global Holdings Inc., Senior Notes	4.279%	3/15/32	20,000	18,075
Discovery Global Holdings Inc., Senior Notes	5.050%	3/15/42	20,000	14,675
Flutter Treasury DAC, Senior Secured Notes	5.875%	6/4/31	200,000	197,836 (d)
Netflix Inc., Senior Notes	5.375%	11/15/29	400,000	411,858 (d)
Walt Disney Co., Senior Notes	2.000%	9/1/29	600,000	558,011
Total Entertainment				1,200,455
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	2/1/36	240,000	234,523 (d)
Comcast Corp., Senior Notes	4.250%	10/15/30	550,000	543,590
Fox Corp., Senior Notes	6.500%	10/13/33	20,000	21,532
Nexstar Media Inc., Senior Secured Notes	6.500%	9/15/33	10,000	10,087 (d)
Versant Media Group Inc., Senior Secured Notes	7.250%	1/30/31	30,000	31,186 (d)
Total Media				840,918
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	500,000	486,633

Total Communication Services				2,570,060
Consumer Discretionary — 0.5%
Automobile Components — 0.0%††
American Axle & Manufacturing Inc., Senior Secured Notes	6.375%	10/15/32	40,000	40,174 (d)
Cyprium Corp./Cyprium Holdings Luxembourg Sarl, Senior Notes	6.375%	4/15/34	40,000	40,018 (d)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	150,000	149,427 (d)
Total Automobile Components				229,619
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Automobiles — 0.1%
Ford Motor Co., Senior Notes	3.250%	2/12/32	$50,000	$44,382
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	250,000	249,881
Total Automobiles				294,263
Broadline Retail — 0.1%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	550,000	492,462
Hotels, Restaurants & Leisure — 0.2%
Brightstar Lottery PLC/Brightstar Global Solutions Corp., Senior Secured Notes	5.750%	1/15/33	20,000	19,429 (d)
Carnival Corp. Ltd., Senior Notes	6.125%	2/15/33	210,000	212,869 (d)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	10,000	10,146
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	290,000	299,220
Viking Cruises Ltd., Senior Notes	5.875%	10/15/33	140,000	140,364 (d)
Total Hotels, Restaurants & Leisure				682,028
Specialty Retail — 0.1%
Academy Ltd., Senior Secured Notes	5.875%	5/15/31	20,000	20,134 (d)
Home Depot Inc., Senior Notes	2.700%	4/15/30	300,000	282,438
Total Specialty Retail				302,572

Total Consumer Discretionary				2,000,944
Consumer Staples — 0.1%
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	4.900%	3/22/33	400,000	402,834

Financials — 1.4%
Banks — 0.8%
Bank of America Corp., Senior Notes (5.015% to 7/22/32 then SOFR + 2.160%)	5.015%	7/22/33	600,000	603,338 (e)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	250,000	262,234 (d)(e)
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	700,000	732,868 (e)
JPMorgan Chase & Co., Subordinated Notes (5.717% to 9/14/32 then SOFR + 2.580%)	5.717%	9/14/33	700,000	723,833 (e)
Truist Financial Corp., Senior Notes (5.711% to 1/24/34 then SOFR + 1.922%)	5.711%	1/24/35	300,000	309,261 (e)
Wells Fargo & Co., Senior Notes (4.897% to 7/25/32 then SOFR + 2.100%)	4.897%	7/25/33	500,000	497,967 (e)
Total Banks				3,129,501
Capital Markets — 0.0%††
StoneX Escrow Issuer LLC, Secured Notes	6.875%	7/15/32	30,000	30,978 (d)
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2026
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Consumer Finance — 0.2%
American Express Co., Senior Notes (5.043% to 5/1/33 then SOFR + 1.835%)	5.043%	5/1/34	$500,000	$502,150 (e)
EZCORP Inc., Senior Notes	7.375%	4/1/32	30,000	31,831 (d)
Midcap Financial Issuer Trust, Junior Subordinated Notes (3 mo. Term SOFR + 3.750%)	7.423%	1/15/56	200,000	198,325 (d)(e)
Total Consumer Finance				732,306
Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	300,000	274,584
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	11/15/35	700,000	679,858
Block Inc., Senior Notes	6.000%	8/15/33	50,000	50,054 (d)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	6.750%	5/1/33	140,000	144,074 (d)
Rocket Cos. Inc., Senior Notes	6.125%	8/1/30	40,000	40,633 (d)
Total Financial Services				1,189,203
Insurance — 0.0%††
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	50,000	50,228 (d)
Asurion LLC/Asurion Co-Issuer Inc., Senior Secured Notes	8.000%	12/31/32	90,000	93,913 (d)
Total Insurance				144,141
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Arbor Realty SR Inc., Senior Notes	8.500%	12/15/28	60,000	59,433 (d)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	7.000%	7/15/31	280,000	290,223 (d)
Total Mortgage Real Estate Investment Trusts (REITs)				349,656

Total Financials				5,575,785
Health Care — 0.7%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	5.250%	3/2/33	550,000	561,961
Health Care Providers & Services — 0.3%
Cigna Group, Senior Notes	2.400%	3/15/30	348,000	321,980
CVS Health Corp., Senior Notes	3.750%	4/1/30	600,000	581,424
HCA Inc., Senior Notes	5.625%	9/1/28	400,000	407,546
Tenet Healthcare Corp., Senior Secured Notes	5.500%	11/15/32	40,000	39,863 (d)
Total Health Care Providers & Services				1,350,813
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Pharmaceuticals — 0.2%
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	$550,000	$547,121
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	12/1/32	200,000	207,867
Total Pharmaceuticals				754,988

Total Health Care				2,667,762
Industrials — 0.4%
Aerospace & Defense — 0.2%
AAR Escrow Issuer LLC, Senior Notes	6.750%	3/15/29	50,000	51,390 (d)
Axon Enterprise Inc., Senior Notes	6.250%	3/15/33	20,000	20,510 (d)
Northrop Grumman Corp., Senior Notes	4.750%	6/1/43	500,000	457,056
Total Aerospace & Defense				528,956
Building Products — 0.0%††
Advanced Drainage Systems Inc., Senior Notes	5.375%	3/1/34	40,000	39,068 (d)
Quikrete Holdings Inc., Senior Secured Notes	6.375%	3/1/32	20,000	20,379 (d)
Total Building Products				59,447
Commercial Services & Supplies — 0.0%††
CoreCivic Inc., Senior Notes	8.250%	4/15/29	80,000	83,438
Deluxe Corp., Senior Secured Notes	8.125%	9/15/29	30,000	31,360 (d)
Total Commercial Services & Supplies				114,798
Construction & Engineering — 0.0%††
AECOM, Senior Notes	6.000%	8/1/33	80,000	80,179 (d)
Ground Transportation — 0.1%
XPO Inc., Senior Secured Notes	6.250%	6/1/28	350,000	355,036 (d)
Machinery — 0.0%††
Columbus McKinnon Corp., Senior Secured Notes	7.125%	2/1/33	20,000	20,282 (d)
Passenger Airlines — 0.0%††
American Airlines Pass-Through Trust	5.750%	5/10/35	50,000	49,803
Trading Companies & Distributors — 0.1%
Herc Holdings Inc., Senior Notes	7.250%	6/15/33	40,000	41,767 (d)
QXO Building Products Inc., Senior Secured Notes	6.750%	4/30/32	60,000	61,176 (d)
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	230,000	212,910
Total Trading Companies & Distributors				315,853

Total Industrials				1,524,354
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2026
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Information Technology — 0.1%
IT Services — 0.1%
APLD ComputeCo LLC, Senior Secured Notes	9.250%	12/15/30	$70,000	$75,602 (d)
Core Scientific Finance I LLC, Senior Secured Notes	7.750%	5/15/31	110,000	112,552 (d)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	30,000	30,004 (d)
Total IT Services				218,158
Semiconductors & Semiconductor Equipment — 0.0%††
Amkor Technology Inc., Senior Notes	5.875%	10/1/33	80,000	80,467 (d)
Qnity Electronics Inc., Senior Secured Notes	5.750%	8/15/32	50,000	50,388 (d)
Total Semiconductors & Semiconductor Equipment				130,855
Software — 0.0%††
Fair Isaac Corp., Senior Notes	6.250%	9/15/34	30,000	29,785 (d)
Gen Digital Inc., Senior Notes	6.250%	4/1/33	20,000	19,937 (d)
Oracle Corp., Senior Notes	6.000%	8/3/55	50,000	43,872
Total Software				93,594
Technology Hardware, Storage & Peripherals — 0.0%††
Black Pearl Compute LLC, Senior Secured Notes	6.125%	2/15/31	20,000	20,373 (d)
Seagate Data Storage Technology Pte Ltd., Senior Notes	5.875%	7/15/30	50,000	50,991 (d)
Total Technology Hardware, Storage & Peripherals				71,364

Total Information Technology				513,971
Materials — 0.3%
Chemicals — 0.0%††
Celanese US Holdings LLC, Senior Notes	7.000%	2/15/31	10,000	10,373
Celanese US Holdings LLC, Senior Notes	6.750%	4/15/33	60,000	61,959
Methanex US Operations Inc., Senior Notes	6.250%	3/15/32	50,000	51,511 (d)
Total Chemicals				123,843
Construction Materials — 0.0%††
Standard Building Solutions Inc., Senior Notes	6.250%	8/1/33	50,000	50,112 (d)
Metals & Mining — 0.3%
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	80,000	81,635 (d)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	500,000	486,222
Glencore Funding LLC, Senior Notes	5.673%	4/1/35	160,000	164,673 (d)
Glencore Funding LLC, Senior Notes	6.141%	4/1/55	220,000	226,927 (d)
Total Metals & Mining				959,457

Total Materials				1,133,412
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Real Estate — 0.1%
Real Estate Management & Development — 0.0%††
Forestar Group Inc., Senior Notes	6.500%	3/15/33	$60,000	$60,269 (d)
Specialized REITs — 0.1%
Meridian Arc Holdco LLC, Senior Secured Notes	6.250%	4/30/31	40,000	40,227 (d)
Millrose Properties Inc., Senior Notes	6.375%	8/1/30	60,000	60,886 (d)
Millrose Properties Inc., Senior Notes	6.250%	9/15/32	10,000	10,056 (d)
SV RNO Property Owner 1 LLC, Senior Secured Notes	5.875%	3/1/31	90,000	88,924 (d)
Total Specialized REITs				200,093

Total Real Estate				260,362
Utilities — 0.1%
Electric Utilities — 0.1%
NRG Energy Inc., Senior Notes	6.000%	1/15/36	90,000	89,458 (d)
Pacific Gas and Electric Co., First Mortgage Bonds	5.800%	5/15/34	270,000	276,463

Total Corporate Bonds & Notes (Cost — $16,826,160)				17,015,405
	Rate		Face Amount
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $168,360)	3.875%	8/15/34	$170,000	164,402
Total Investments before Short-Term Investments (Cost — $359,983,925)				491,145,064
			Shares
Short-Term Investments — 2.3%
BNY Dreyfus Government Cash Management, Institutional Shares	3.518%		257,092	257,092 (f)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.482%		8,880,919	8,880,919 (f)

Total Short-Term Investments (Cost — $9,138,011)				9,138,011
Total Investments — 126.5% (Cost — $369,121,936)				500,283,075
Liabilities in Excess of Other Assets — (26.5)%				(104,731,128)
Total Net Assets — 100.0%				$395,551,947

See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2026
 LMP Capital and Income Fund Inc.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(b)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(c)	Security is valued using significant unobservable inputs (Note 1).
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
DAC	—	Designated Activity Company
SOFR	—	Secured Overnight Financing Rate
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Statement of assets and liabilities (unaudited)
May 31, 2026

Assets:
Investments, at value (Cost — $369,121,936)	$500,283,075
Cash	978,500
Dividends and interest receivable	969,606
Deferred offering costs (Notes 8 and 9)	238,033
Receivable for securities sold	10,300
Prepaid expenses	7,304
Total Assets	502,486,818
Liabilities:
Loan payable (Note 5)	105,000,000
Payable for securities purchased	1,337,019
Investment management fee payable	359,037
Interest and commitment fees payable	39,523
Accrued expenses	199,292
Total Liabilities	106,934,871
Total Net Assets	$395,551,947
Net Assets:
Par value ($0.001 par value; 22,906,336 shares issued and outstanding; 100,000,000 shares authorized)	$22,906
Paid-in capital in excess of par value	243,149,331
Total distributable earnings (loss)	152,379,710
Total Net Assets	$395,551,947
Shares Outstanding	22,906,336
Net Asset Value	$17.27
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended May 31, 2026

Investment Income:
Dividends and distributions	$5,436,887
Interest	462,415
Less: Foreign taxes withheld	(72,308)
Total Investment Income	5,826,994
Expenses:
Interest expense (Note 5)	2,124,976
Investment management fee (Note 2)	2,026,375
Legal fees	59,760
Directors’ fees	54,480
Shareholder reports	41,667
Fund accounting fees	41,604
Audit and tax fees	35,582
Transfer agent fees	30,568
Commitment fees (Note 5)	7,622
Stock exchange listing fees	6,240
Custody fees	1,628
Insurance	899
Miscellaneous expenses	11,502
Total Expenses	4,442,903
Net Investment Income	1,384,091
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	5,122,358
Foreign currency transactions	(688)
Net Realized Gain	5,121,670
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	27,417,612
Foreign currencies	(367)
Change in Net Unrealized Appreciation (Depreciation)	27,417,245
Net Gain on Investments and Foreign Currency Transactions	32,538,915
Increase in Net Assets From Operations	$33,923,006
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2026 (unaudited) and the Year Ended November 30, 2025	2026	2025
Operations:
Net investment income	$1,384,091	$3,917,606
Net realized gain	5,121,670	46,466,973
Change in net unrealized appreciation (depreciation)	27,417,245	(51,204,785)
Increase (Decrease) in Net Assets From Operations	33,923,006	(820,206)
Distributions to Shareholders From (Note 1):
Total distributable earnings	(16,492,562)	(27,789,960)
Decrease in Net Assets From Distributions to Shareholders	(16,492,562)	(27,789,960)
Fund Share Transactions:
Net proceeds from sale of shares from shelf registration (0 and 43,207 shares issued, respectively)† (Note 8)	(17,530)	710,553
Net proceeds from sale of shares from rights offering (0 and 5,714,415 shares issued, respectively) (Note 9)	—	86,455,209 ‡
Reinvestment of distributions (0 and 5,469 shares issued, respectively)	—	88,817
Increase (Decrease) in Net Assets From Fund Share Transactions	(17,530)	87,254,579
Increase in Net Assets	17,412,914	58,644,413
Net Assets:
Beginning of period	378,139,033	319,494,620
End of period	$395,551,947	$378,139,033

†
Net of shelf registration offering costs of $17,530 for the six months ended May 31, 2026, net of sales charges of
$5,797 and net of shelf registration offering costs of $2,448 for the year ended November 30, 2025.

‡	Net of rights offering costs of $403,899.
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Statement of cash flows (unaudited)
For the Six Months Ended May 31, 2026

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$33,923,006
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(200,286,174)
Sales of portfolio securities	194,786,930
Net purchases, sales and maturities of short-term investments	(3,048,332)
Net amortization of premium (accretion of discount)	(28,264)
Return of capital	1,587,810
Securities litigation proceeds	272
Increase in receivable for securities sold	(10,300)
Increase in dividends and interest receivable	(190,047)
Increase in prepaid expenses	(5,361)
Increase in deferred offering costs	(12,493)
Increase in payable for securities purchased	1,337,019
Increase in investment management fee payable	44,291
Decrease in Directors’ fees payable	(3,023)
Increase in interest and commitment fees payable	7,367
Decrease in accrued expenses	(28,112)
Net realized gain on investments	(5,122,358)
Change in net unrealized appreciation (depreciation) of investments	(27,417,612)
Net Cash Used in Operating Activities*	(4,465,381)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(19,241,322)
Proceeds from loan facility borrowings	25,000,000
Decrease in due to custodian	(297,267)
Net proceeds from sale of shares from shelf registration	(17,530)
Net Cash Provided by Financing Activities	5,443,881
Net Increase in Cash and Restricted Cash	978,500
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	$978,500

*	Included in operating expenses is $2,125,231 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
May 31, 2026
Cash	$978,500
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$978,500
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2026[1,2]	2025[1]	2024[1]	2023[1]	2022[1]
Net asset value, beginning of period	$16.51	$18.64	$14.90	$14.74	$15.93
Income (loss) from operations:
Net investment income	0.06	0.20	0.19	0.03	0.37
Net realized and unrealized gain (loss)	1.42	(0.41)	4.91	1.45	(0.55)
Total income (loss) from operations	1.48	(0.21)	5.10	1.48	(0.18)
Less distributions from:
Net investment income	(0.72)[4]	(0.72)	(0.45)	(0.33)[5]	(0.33)
Net realized gains	—	(0.70)	(0.91)	(0.38)[5]	—
Return of capital	—	—	—	(0.64)	(0.71)
Total distributions	(0.72)	(1.42)	(1.36)	(1.35)	(1.04)
Anti-dilutive impact of repurchase plan	—	—	—	0.03 [6]	0.03 [6]
Dilutive impact of rights offering	—	(0.50)[7]	—	—	—
Net asset value, end of period	$17.27	$16.51	$18.64	$14.90	$14.74
Market price, end of period	$15.49	$14.80	$17.83	$13.16	$13.04
Total return, based on NAV[9,10]	9.18%	(3.59)%	35.75%	11.18%	(0.71)%
Total return, based on Market Price[12]	9.65%	(9.23)%	47.81%	12.51%	(1.32)%
Net assets, end of period (millions)	$396	$378	$319	$255	$257
Ratios to average net assets:
Gross expenses[13]	2.44%[14]	2.39%	2.70%	2.62%	1.67%
Net expenses[13]	2.44 [14]	2.39	2.70	2.62	1.67
Net investment income	0.76 [14]	1.21	1.18	0.22	2.45
Portfolio turnover rate	41%	51%	44%	41%	16%
Supplemental data:
Loan Outstanding, End of Period (000s)	$105,000	$80,000	$67,000	$61,000	$61,000
Asset Coverage Ratio for Loan Outstanding[16]	477%	573%	577%	519%	521%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[16]	$4,767	$5,727	$5,769	$5,187	$5,205
Weighted Average Loan (000s)	$94,176	$71,701	$66,672	$61,000	$61,000
Weighted Average Interest Rate on Loan	4.46%	5.10%	6.01%	5.60%	2.03%
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Financial highlights (cont’d)

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2021[1]	2020[1,3]	2019[1,3]	2018[1,3]	2017[1,3]	2016[1,3]
Net asset value, beginning of period	$13.12	$15.60	$14.24	$15.34	$15.33	$15.31
Income (loss) from operations:
Net investment income	0.50	0.56	0.44	0.53	0.47	0.50
Net realized and unrealized gain (loss)	3.33	(1.80)	2.16	(0.39)	0.78	0.76
Total income (loss) from operations	3.83	(1.24)	2.60	0.14	1.25	1.26
Less distributions from:
Net investment income	(0.52)	(0.46)	(0.45)	(0.54)	(0.57)	(0.46)
Return of capital	(0.52)	(0.78)	(0.79)	(0.70)	(0.67)	(0.78)
Total distributions	(1.04)	(1.24)	(1.24)	(1.24)	(1.24)	(1.24)
Anti-dilutive impact of repurchase plan	0.02 [6]	—	—	—	—	—
Capital contributions	—	0.00 [8]	—	—	—	—
Net asset value, end of period	$15.93	$13.12	$15.60	$14.24	$15.34	$15.33
Market price, end of period	$14.27	$11.33	$14.62	$12.42	$13.76	$13.11
Total return, based on NAV[9,10]	30.38%	(5.82)%[11]	19.45%	0.99%	8.40%	8.84%
Total return, based on Market Price[12]	36.28%	(12.83)%	29.56%	(1.04)%	14.47%	12.88%
Net assets, end of period (millions)	$282	$236	$281	$256	$276	$276
Ratios to average net assets:
Gross expenses	1.33%	1.65%	2.18%	2.18%	1.80%	1.54%
Net expenses	1.33	1.65 [15]	2.11 [15]	2.18	1.80	1.54
Net investment income	3.35	4.40	2.98	3.62	3.00	3.38
Portfolio turnover rate	33%	52%	36%	26%	37%	29%
Supplemental data:
Loan Outstanding, End of Period (000s)	$61,000	$55,000	$82,000	$90,000	$90,000	$82,500
Asset Coverage Ratio for Loan Outstanding[16]	562%	529%	442%	384%	407%	434%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[16]	$5,619	$5,289	$4,421	$3,845	$4,065	$4,343
Weighted Average Loan (000s)	$57,663	$62,973	$82,548	$90,000	$88,849	$75,307
Weighted Average Interest Rate on Loan	0.79%	1.44%	2.98%	2.63%	1.72%	1.13%

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended May 31, 2026 (unaudited).
[3]	Audited, but not covered by the current report of the independent registered public accounting firm.
[4]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	Per share amounts for the fiscal year ended November 30, 2023, has been updated to reflect the final character of distributions paid.
[6]
The repurchase plan was completed at an average repurchase price of $12.22 for 267,305 shares and $3,265,764 for the year ended November 30, 2023, $14.15 for 281,609 shares and $3,984,968 for the year ended November 30,
2022, and $14.15 for 296,622 shares and $4,197,215 for the year ended November 30, 2021.

[7]	The rights offering was completed at a price of $15.20 for 5,714,415 shares and $86,859,108 for the year ended November 30, 2025.
[8]	Amount represents less than $0.005 or greater than $(0.005) per share.
[9]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[11]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.
[12]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[13]
Includes expenses related to borrowings of  1.17%, 1.15%, 1.44%, 1.41%, 0.48%, 0.17%, 0.40%, 0.94%, 0.90%,
0.55% and 0.32% for the six months ended May 31, 2026 and years ended November 30, 2025, 2024, 2023, 2022,
2021, 2020, 2019, 2018, 2017 and 2016, respectively.

[14]	Annualized.
[15]	Reflects fee waivers and/or expense reimbursements.
[16]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited)
1. Organization and significant accounting policies
LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors (the “Board”) authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income.
Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its Managed Assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge Investments, LLC’s (“ClearBridge”) view of economic, market or political conditions, fiscal and monetary policy and security valuation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$400,835,811	—	—	$400,835,811
Master Limited Partnerships	44,612,770	—	—	44,612,770
Convertible Preferred Stocks:
Consumer Discretionary	—	—	$10,881,860	10,881,860
Other Convertible Preferred Stocks	17,634,816	—	—	17,634,816
Corporate Bonds & Notes	—	$17,015,405	—	17,015,405
U.S. Government & Agency Obligations	—	164,402	—	164,402
Total Long-Term Investments	463,083,397	17,179,807	10,881,860	491,145,064
Short-Term Investments†	9,138,011	—	—	9,138,011
Total Investments	$472,221,408	$17,179,807	$10,881,860	$500,283,075

†	See Schedule of Investments for additional detailed categorizations.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Convertible Preferred Stocks:
Consumer Discretionary	—	—	—	$881,860	$10,000,000
Total	—	—	—	$881,860	$10,000,000

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2026	Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2026[1]
Convertible Preferred Stocks:
Consumer Discretionary	—	—	—	$10,881,860	$881,860
Total	—	—	—	$10,881,860	$881,860

[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation)
resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 5/31/26 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Convertible Preferred Stocks	$10,881	Binomial option pricing model	Discount for lack of marketability	12.69%	Decrease
			Time to maturity	0.85	Increase

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Master limited partnerships. The Fund may invest without limit in the securities of both energy and non-energy Master Limited Partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated for U.S. federal tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(c) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.
(h) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to distribute all of its net investment income earned each month and any cash received during the month from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Board. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
The Fund may invest without limit in the securities of MLPs, so long as no more than 25% of its total assets are invested in MLPs that are treated as qualified publicly traded partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.
The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as a dividend receivable in the Statement of Assets and Liabilities and dividend income in the Statement of Operations. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. ClearBridge, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, ClearBridge, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock (“Managed Assets”).
FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed income investments and performing the day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed income investments. For their services, FTFA pays the subadvisers monthly 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser.
Western Asset London provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset London does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset London monthly a subadvisory fee of 0.30% on the assets managed by Western Asset London.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

3. Investments
During the six months ended May 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$200,286,174	—
Sales	194,609,426	$177,504
At May 31, 2026, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$366,938,889	$139,052,009	$(5,707,823)	$133,344,186
4. Derivative instruments and hedging activities
During the six months ended May 31, 2026, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BofA”) that allows the Fund to borrow up to an aggregate amount of $130,000,000 ($80,000,000 prior to January 22, 2026) and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.10% except that the commitment fee is 0.07% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the six months ended May 31, 2026 was $2,124,976. For the six months ended May 31, 2026, the Fund incurred commitment fees of $7,622. For the six months ended May 31, 2026, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
balance was $94,175,824 and the weighted average interest rate was 4.46%. At May 31, 2026, the Fund had $105,000,000 of borrowings outstanding.
6. Distributions subsequent to May 31, 2026
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2026	6/30/2026	$0.1200
7/24/2026	7/31/2026	$0.1200
8/24/2026	8/31/2026	$0.1200
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2026, and the year ended November 30, 2025, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through May 31, 2026, the Fund repurchased 845,536 shares or 4.70% of its common shares outstanding for a total amount of $11,447,947.
8. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission (“SEC”), effective March 14, 2025, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $150,000,000 (“Shelf Registration”). On March 31, 2025, the Fund entered into a distribution agreement (“Distribution Agreement”) with Franklin Distributors, LLC (“Distributor”), an affiliate of FTFA, to provide for distribution of the Fund’s shares of common stock. The Distributor entered into a sub-placement agreement, dated March 31, 2025 (“Sub-Placement Agent Agreement”), with UBS Securities LLC with respect to the Fund relating to common stock offered by a prospectus supplement filed with the SEC by the Fund on March 31, 2025. Under this equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the six months ended May 31, 2026, the Fund incurred net of offering costs of $17,530. For the year ended November 30, 2025, the Fund sold 43,207 shares of common

LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

stock and the proceeds from such sales were $710,553, net of offering costs and sales charges of $2,448 and $5,797, respectively.
9. Rights offering
On June 2, 2025, the Fund announced that the Board had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of June 12, 2025, to subscribe for additional shares of common stock for up to an aggregate offering price of $87,000,000. The Rights offering expired on July 11, 2025. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the oversubscription privilege. The Rights offering resulted in the issuance of 5,714,415 shares of common stock. The gross proceeds from the Rights offering were $86,859,108. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $403,899. The shares of common stock subscribed were issued on July 17, 2025.
10. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
LMP Capital and Income Fund Inc. 2026 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Capital and Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London,” and together with ClearBridge and Western Asset, collectively, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 12-13, 2026, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

LMP Capital and Income Fund Inc.

At an in-person meeting held on April 24, 2026, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 24, 2026 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
LMP Capital and Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

LMP Capital and Income Fund Inc.

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end income and preferred stock funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-year period ended December 31, 2025, and was above the median for the 3-, 5- and 10-year periods ended December 31, 2025. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”)
LMP Capital and Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fees payable to ClearBridge and Western Asset under their Sub-Advisory Agreements with the Manager are paid by the Manager, not the Fund, and, accordingly, that the retention of ClearBridge and Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s actual total expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the Expense Group median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was below the Expense Group median based on both common share assets and total managed assets, which includes common share and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the Expense Group median based on both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board

LMP Capital and Income Fund Inc.

considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the Sub-Advisory Fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2025 and September 30, 2024. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. In response to the Board’s request, the Manager provided and the Board reviewed information comparing the profitability of Franklin Resources, Inc. with that of publicly traded peer fund management companies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of ClearBridge and Western Asset and by Western Asset in the case of Western Asset London, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.
LMP Capital and Income Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits received by the Manager and its affiliates, including the Sub-Advisers, were reasonable.

LMP Capital and Income Fund Inc.

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of LMP Capital and Income Fund Inc. was held on April 17, 2026, for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Directors
Nominees	FOR	WITHHELD	ABSTAIN
Robert D. Agdern	17,529,358	2,117,187	282,754
Eileen A. Kamerick	17,555,292	2,106,996	267,011
Peter Mason	19,262,002	395,001	272,296
At the Meeting, Ms. Kamerick and Messrs. Agdern and Mason were each duly elected by the shareholders to serve as Class III Directors of the Fund until the 2029 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed
At May 31, 2026, in addition to Ms. Kamerick and Messrs. Agdern and Mason, the other Directors of the Fund were as follows:
Carol L. Colman, CFA
Anthony Grillo
Nisha Kumar
Hillary A. Sale
Jane Trust, CFA
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,808,141	1,891,865	229,293	N/A
LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

LMP Capital and Income Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
LMP Capital and Income Fund Inc.

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LMP
Capital and Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
LMP Capital and Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
ClearBridge Investments, LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
SCD

LMP Capital and Income Fund Inc.
LMP Capital and Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90324-S 7/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 30, 2026